Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cytek Biosciences, Inc. (the “Company”) for the period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, William McCombe, Chief Financial Officer of the Company, hereby certifies, pursuant to requirements set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and 18 U.S.C. Section 1350, that to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2025	By:	/s/ William McCombe
William McCombe
Chief Financial Officer
(Principal Financial Officer)